SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 25, 1997



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


Vermont                             0-7974                   03-0228404
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)

Two Burlington Square, Burlington, Vermont                  05401
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (802) 660-1410


                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)


<PAGE 2>

ITEM 5.  OTHER EVENTS

On April 16, 1997, the Registrant announced that Richard D. Driscoll had been elected to the Boards of Directors of Chittenden Corporation and Chittenden Bank. A copy of the press release dated April 16, 1997 is attached as an exhibit to this Form 8-K.

<PAGE 3>
                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                               PAGE NUMBER

     (28) Additional Exhibits                                     5

          Press Release related to announcement
          of Richard D. Driscoll's election to the Boards of Directors of Chittenden Corporation and Chittenden Bank

<PAGE 4>

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice, Secretary



<PAGE 5>
                             CHITTENDEN CORPORATION
                              TWO BURLINGTON SQUARE
                              BURLINGTON, VT 05401

                                 (802) 658-4000

FOR IMMEDIATE RELEASE                                               #39/97

April 16, 1997

RICHARD D. DRISCOLL APPOINTED TO
CHITTENDEN BOARD

Burlington, Vermont - Paul A. Perrault, President and Chief Executive Officer of Chittenden Corporation announced today that Richard D. Driscoll has been elected to the Boards of Directors of Chittenden Corporation and Chittenden Bank.

In announcing Driscoll's appointment, Perrault commented, "I think Dick will be a great addition to our boards. His extensive experience in the banking industry will help shape Chittenden's future strategic direction." Perrault continued, "Chittenden Corporation will benefit greatly from Dick's expertise in the field which is extremely important in the challenging and competitive arena of banking."

Driscoll is the past President and C.E.O. of the Massachusetts Bankers Association located in Boston, Massachusetts, having served in that role since 1990. Previous to that position, Driscoll was employed by the Bank of New England, N.A., in Boston, serving with this organization from 1957 to 1990. He worked in many capacities with Bank of New England, culminating in the position of Chairman and C.E.O. where he was responsible for all the activities of the Boston bank and affiliate banks in eastern New England. These banks represented approximately $20 billion in assets.

Driscoll is a graduate of Boston College in Newton, Massachusetts, with an A.B. in Economics. He also holds an M.B.A. from the Harvard Business School in Cambridge, Massachusetts.

Driscoll is active in many organizations which include serving on the Boards of the American Ireland Fund, the Charlesbank Homes, the Child Care Capital Investment Fund, the Greater Boston YMCA, the Massachusetts Business Development Corporation and the Morgan Memorial Goodwill Industries.

Chittenden Corporation is a bank holding company headquartered in Burlington, Vermont. Its subsidiary banks are Chittenden Bank, located in Vermont; The Bank of Western Massachusetts, serving the Springfield, Massachusetts area; and Flagship Bank and Trust Company, which is located in the Worcester, Massachusetts area.